UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 27, 2010.
CTPARTNERS EXECUTIVE SEARCH INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34993	52-2402079

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1166 Avenue of the Americas, 3rd Floor, New York, New York	10036

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(212) 588-3500
(N/A)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01.	Other Events
          On December 27, 2010, CTPartners Executive Search Inc. issued a press release announcing that the underwriters of its recently completed initial public offering of common stock, represented by William Blair & Company, L.L.C. and C.L. King Associates, Inc., exercised in full their over-allotment option to purchase an additional 346,153 shares of common stock at the public offering price of $13.00 per share. The press release is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits
99.1	Press Release dated December 27, 2010.
SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CTPartners Executive Search Inc.
Date: December 28, 2010	By:	/s/ David C. Nocifora
Chief Operating Officer and Chief Financial Officer

EXHIBIT INDEX

99.1	Press Release dated December 27, 2010.

3